EXHIBIT 10.2



                                                                January 30, 2004

The Board of Directors
Frontier Staffing, Inc.
22 Latigo Road
Durango, CO 81301


Gentlemen:

     The undersigned, are the owners of Common Shares, $.001 par value per share (the "Shares"), of Frontier Staffing, Inc., a Nevada Corporation (the "Company") as shown in Exhibit A hereto. The undersigned have been apprised that the Board of Directors has requested that the undersigned agree to refrain from selling or otherwise transferring the Shares, except as provided herein. To that end, for value received, the receipt of which is hereby acknowledged, the undersigned, each for himself, his successors and assigns undertakes, represents, covenants and agrees with and for the benefit of the Company, that the undersigned shall not directly or indirectly, offer, sell, pledge, hypothecate, dispose of or otherwise transfer all or any portion of his Shares, commencing on the date hereof and continuing until the expiration of one (1) year from the date hereof, except as follows: each of the undersigned may sell Shares equal to the portions of the other undersigned at any time any of the other undersigned wish to sell and are eligible to do so; provided, however, that this provision for equal sale may be waived by prior written consent of the Company. The Company, upon written notice to the undersigned, may cause such additional shares as the Company may deem necessary for the creation of an orderly trading market to be made available to be offered, sold, or otherwise disposed of hereunder. The undersigned further agrees that an appropriate restrictive legend may be affixed to the certificate or certificates evidencing the Shares or the duration of the lock-up period and to the placement of a stop transfer order on the stock books of the Company.


     In Witness whereof, the undersigned have individually executed this Agreement on the day and date first above given.

Clarence Downs                             Matthew Gregarek

/s/                                        /s/
--------------                             ----------------

David Gregarek                             R.L. Cowell

/s/                                        /s/
--------------                             ----------------

                                           Huttner 1999 Partnership, Ltd

                                           By  /s/
                                              ---------------------------
                                              General Partner







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     Frontier Staffing, Inc. covenants and agrees to do any act or thing necessary and proper to enforce this Agreement. Frontier Staffing, Inc.


                                      By /s/
                                         --------------------------
                                         Authorized Officer













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                                    EXHIBIT A


Name                                           Number of Shares
----                                           ----------------
Clarence Downs                                     6,400,000

Matthew Gregarek                                     350,000

David Gregarek                                       380,000

R.L. Cowell                                          300,000

Huttner 1999 Partnership, Ltd                        950,000









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